American Funds Short-Term Tax-Exempt Bond Fund®

Limited Term Tax-Exempt Bond Fund of America®

The Tax-Exempt Bond Fund of America®

American High-Income Municipal Bond Fund®

The Tax-Exempt Fund of California®

American Funds Tax-Exempt Fund of New York®

Prospectus Supplement

September 1, 2026

(for the most recent prospectuses, as supplemented to date)

1. The fourth paragraph under the heading “Rights of accumulation” in the “Sales charge reductions and waivers” section is removed in its entirety.

2. The first bullet under “Rights of Accumulation (“ROA”)” under “Edward D. Jones & Co., L.P. (“Edward Jones”)“ in the “Appendix” section is amended to read as follows:

•	The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of American Funds, CollegeAmerica 529, and ABLEAmerica 529 held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge

3. A ninth bullet under “Sales Charge Waivers” under “Edward D. Jones & Co., L.P. (“Edward Jones”)“ in the “Appendix” section is added as follows:

•	Purchases of Class ABLE-A in accounts where Edward Jones serves as Broker/Dealer of Record

4. The information under “Robert W. Baird & Co. Incorporated (“Baird”)“ in the “Appendix” section is amended to read as follows:

Effective January 1, 2026, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-end sales charge waivers on Investors A-shares available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
•	Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird
•	Shares purchased within 90 days following a redemption from an American Funds fund, provided (1) the redemption and purchase occur within the purchaser’s Baird household and (2) the redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
•	A shareholder in the fund's Investor C shares will have their share converted at net asset value to Investor A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
•	Employer-sponsored retirement plans established prior to April 1, 2004 that meet the eligibility requirements in effect as of that date for purchasing A shares at net asset value or charitable accounts in a transactional brokerage account at Baird including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs SIMPLE IRAs or SARSEPs

CDSC waivers on Class A and C shares available at Baird

•	Shares sold due to death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus
•	Shares bought due to returns of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the fund’s prospectus
•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird
•	Shares acquired through a right of reinstatement

Front-end sales charge discounts available at Baird: breakpoints and/or rights of accumulation

•	Breakpoints as described in this prospectus
•	Rights of accumulation which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of American Funds assets held by accounts within the purchaser’s household at Baird. Eligible American Funds assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets
•	Letters of intent (LOI) allow for breakpoint discounts based on anticipated purchases of American Funds through Baird, over a 13-month period of time

5. The information under “Stifel, Nicolaus & Company, Incorporated (“Stifel”)“ in the “Appendix” section is amended to read as follows:

Effective September 1, 2026, shareholders purchasing or holding fund shares, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (“CDSC”) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the fund’s prospectus or SAI.

Class A Shares

As described elsewhere in this prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.

Rights of accumulation

•	Rights of accumulation (“ROA”) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of eligible assets in the American Funds held by accounts within the purchaser’s household at Stifel. Ineligible assets include Class A money market funds not assessed a sales charge. Fund family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets
•	The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level

Front-end sales charge waivers on Class A shares available at Stifel

Sales charges may be waived for the following shareholders and in the following situations:

•	Class C shares that have been held for more than seven (7) years may be converted to Class A or other Front-end share class(es) of the same fund pursuant to Stifel’s policies and procedures. To the extent that this prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply
•	Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel
•	Shares purchased in a Stifel fee-based advisory program, often referred to as a “wrap” program
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the fund family
•	Shares purchased from the proceeds of redeemed shares of the same fund family so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, automated transactions (i.e., systematic purchases, including salary deferral transactions and withdrawals) and purchases made after shares are sold to cover Stifel’s account maintenance fees are not eligible for rights of reinstatement
•	Shares from rollovers into Stifel custodied IRA from retirement plans
•	Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus
•	Purchases of Class 529-A shares through a rollover from another 529 plan
•	Purchases of Class 529-A shares made for reinvestment of refunded amounts
•	Charitable accounts in a transactional brokerage account at Stifel

CDSC Waivers on Class A and C Shares

•	Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary
•	Shares sold as part of a systematic withdrawal plan not to exceed 12% annually
•	Return of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations
•	Shares acquired through a right of reinstatement
•	Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel

Share Class Conversions in Advisory Accounts

Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.

Keep this supplement with your prospectus.

Lit. No. MFGESU-027-0926P CGD/AFD/10039-S111484

American Funds Short-Term Tax-Exempt Bond Fund®

Limited Term Tax-Exempt Bond Fund of America®

The Tax-Exempt Bond Fund of America®

American High-Income Municipal Bond Fund®

The Tax-Exempt Fund of California®

American Funds Tax-Exempt Fund of New York®

Statement of Additional Information Supplement

September 1, 2026

For the most recent statement of additional information, as supplemented to date

1. The second paragraph under the subheading “Class A” under the “Plans of distribution” heading in the “Management of the fund” section is amended to read as follows:

Distribution-related expenses for Class A shares include dealer commissions and wholesaler compensation paid on sales of shares purchased without a sales charge. Commissions on these “no load” purchases (which are described in further detail under the “Sales Charges” section of this statement of additional information document) in excess of the Class A Plan limitations and not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for 15 months, provided that the reimbursement of such commissions does not cause the fund to exceed the annual expense limit. After 15 months, these commissions are not recoverable.

2. The information under the heading “Payment of service fees” in the “Management of the fund” section is amended to read as follows:

For purchases subject to an initial sales charge as described in the “Sales charges” section of the prospectus, payment of service fees to investment dealers generally begins accruing immediately after establishment of an account in Class A or C shares. For purchases at the net asset value breakpoint, payment of service fees to investment dealers generally begins accruing 12 months after establishment of an account in Class A shares. Service fees are not paid on certain investments made at net asset value including accounts established by registered representatives and their family members as described in the “Sales charges” section of the prospectus.

3. The information under the “Disclosure of portfolio holdings” section is amended in its entirety to read as follows:

The fund’s investment adviser has adopted policies and procedures with respect to the disclosure of the fund’s portfolio holdings information. The fund’s board of directors/trustees reviews these policies and procedures and receives reports from the fund’s Chief Compliance Officer periodically.

The fund is permitted to provide a full list of holdings monthly on the Capital Group website no earlier than 30 days after month-end, however if a month-end coincides with a quarter-end, the fund is permitted to provide a full list of holdings no earlier than 10 days after quarter-end. The publicly disclosed holdings information may exclude certain securities when deemed to be in the best interest of the fund as permitted by applicable regulations. In addition, the fund is permitted to provide its top 10 holdings monthly on the Capital Group website no earlier than 10 days after month-end for equity securities, and no earlier than 30 days after month-end for fixed income securities. If a month-end coincides with a quarter-end, the fund is permitted to provide its top 10 holdings for equity and fixed income securities no earlier than 10 days after quarter-end. For multi-asset funds, the fund is permitted to provide its top 10 holdings for equity and fixed income securities monthly on the Capital Group website no earlier than 10 days after month-end. The investment adviser may disclose holdings more frequently on the Capital Group website if it determines it is in the best interest of the fund.

Certain intermediaries are provided additional information about the fund’s management team, including information on the fund’s holdings. This information is provided to larger intermediaries that require the information to make the fund available for investment on the firm’s platform. Intermediaries receiving the information are required to keep it confidential and use it only to analyze the fund.

The fund’s custodian, outside counsel, auditor, financial printers, proxy voting and class action claims processing service providers, pricing information vendors, consultants or agents operating under a contract with the investment adviser or its affiliates, co-litigants (such as in connection with a bankruptcy proceeding related to a fund holding) and certain other third parties described below, each of which requires fund holdings information for legitimate business and/or fund oversight purposes, may receive fund holdings information earlier. See the “General information” section in this statement of additional information of the fund’s registration statement for further information about the fund’s custodian, outside counsel and auditor.

The fund may provide a full list of holdings monthly to up to 20 key broker-dealer relationships and up to 10 key global consulting firms with research departments to help them evaluate the fund for eligibility on approved lists or in model portfolios. These firms include certain of those listed under the “Other compensation to dealers” section of this statement of additional information and certain broker-dealer firms that offer trading platforms for registered investment advisers. Monthly holdings may be provided to these intermediaries no earlier than 10 days after month-end. Holdings may also be disclosed more frequently to certain statistical and data collection agencies including Morningstar, Lipper, Inc., Value Line, Vickers Stock Research, Bloomberg and Thomson Financial Research. Intermediaries receiving the information are required to keep it confidential and use it only to analyze the fund.

Affiliated persons of the fund, including officers of the fund and employees of the investment adviser and its affiliates, who receive fund holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements not to trade in securities based on confidential and proprietary investment information, to maintain the confidentiality of such information, and to pre-clear securities trades and report securities transactions activity, as applicable. For more information on these restrictions and limitations, please see the “Code of ethics” section in this statement of additional information of the fund’s registration statement and the Code of Ethics. Third-party service providers of the fund and other entities, as described in this statement of additional information of the fund’s registration statement, receiving such information are subject to confidentiality obligations and obligations that would prohibit them from trading in securities based on such information. When fund holdings information is disclosed other than through the Capital Group website to persons not affiliated with the fund, such persons will be bound by agreements (including confidentiality agreements) or fiduciary or other obligations that restrict and limit their use of the information to legitimate business purposes only. None of the fund, its investment adviser or any of their affiliates receives compensation or other consideration in connection with the disclosure of fund holdings information.

Subject to board policies, the authority to disclose fund holdings information, and to establish policies and procedures with respect to such disclosure, resides with the appropriate investment-related committees of the investment adviser. In exercising their authority, the committees determine whether disclosure of fund holdings information is appropriate and in the best interest of the fund. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings information. For example, the investment adviser’s code of ethics specifically requires, among other things, the safeguarding of fund holdings information and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling fund holdings information and not disclosing such information to unaffiliated third parties until such holdings are publicly disclosed on the Capital Group website (other than to certain fund service providers and other third parties for legitimate business and/or fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

The investment adviser and its affiliates provide investment advice to individuals and financial intermediaries that have investment objectives that may be substantially similar to those of the fund. These clients also may have portfolios consisting of holdings substantially similar to those of the fund and generally have access to current portfolio holdings information for their accounts. These clients do not owe the investment adviser or the fund a duty of confidentiality with respect to disclosure of their portfolio holdings information.

4. The fifth paragraph under the heading “Rights of accumulation” in the “Sales charge reductions and waivers” section is removed in its entirety.

Keep this supplement with your statement of additional information.

Lit. No. MFGESU-029-0926P CGD/AFD/10039-S115104